SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: November 14, 2001
(Date of earliest event reported)

Commission File No. 333-65298

BANC OF AMERICA COMMERCIAL MORTGAGE INC. (as depositor under the Pooling and Servicing Agreement relating to the Bank of America, N.A. - First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-3)



                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                                                   56-1950039
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC    28255
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



                                 (704) 386-2400
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC ("BASL") and First Union Securities, Inc. ("FUSI"), which are hereby filed pursuant to such letter.

ITEM 7.      Financial Statements and Exhibits
             ---------------------------------
             (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description
-----------                        -----------

      (99) Computational Materials prepared by BASL and FUSI in connection with Bank of America, N.A.
                                   - First Union National Bank Commercial
                                   Mortgage Trust, Commercial Mortgage
                                   Pass-Through Certificates, Series 2001-3

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.

                                   By:     /s/ Bruce M. Ambler, Jr.
                                           --------------------------------
                                           Name:  Bruce M. Ambler, Jr.
                                           Title: Vice President

Date: November 14, 2001

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------


(99)                    Computational Materials prepared            P
                        by BASL and FUSI in connection
                        with Bank of America, N.A. - First
                        Union National Bank Commercial
                        Mortgage Trust, Commercial
                        Mortgage Pass-Through
                        Certificates, Series 2001-3